Exhibit 10.3

FORBEARANCE AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

This Forbearance Agreement and Third Amendment to Credit Agreement dated as of June 13, 2022 (this “Agreement”), is by and among T3 COMMUNICATIONS, INC., a Nevada corporation (the “Company”), T3 COMMUNICATIONS, INC., a Florida corporation (“T3FL”), SHIFT8 NETWORKS, INC., a Texas Corporation (“Shift8”), NEXOGY, INC., a Florida corporation, NEXT LEVEL INTERNET, INC. a California corporation (“Next Level”; Next Level, Nexogy, T3FL and Shift8 are each referred to herein individually as a “Guarantor” and collectively as the “Guarantors”; the Company and the Guarantors are each referred to herein individually as a “Loan Party” and collectively as the “Loan Parties”), the Lenders party hereto, and POST ROAD ADMINISTRATIVE LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

1. Background.

(a) Loan Parties, Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of November 17, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Loan Parties, Lenders and Administrative Agent are parties to that certain Joinder and Second Amendment to Credit Agreement dated as of February 4, 2022 (the “Joinder Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement and/or the Joinder Agreement, as appropriate.

(b) Certain Events of Default have occurred and are continuing (i) under and pursuant to Section 13.1.5 of the Credit Agreement as a result of the Loan Parties’ (A) failure to timely deliver to Administrative Agent a Compliance Certificate for the Fiscal Quarter ended April 30, 2022 in accordance with Section 10.1.3 of the Credit Agreement, (B) failure to timely deliver to Administrative Agent financial projections in accordance with Section 10.1.8 of the Credit Agreement, (C) failure to timely deliver to Administrative Agent an executed copy of the lease relating to 1610 Royal Palm Avenue, Fort Myers, FL 33901 in accordance with Section 10.9 of the Credit Agreement, (D) failure to timely deliver to Administrative Agent Control Agreement(s) covering all deposit, checking and other operating accounts as required by Section 10.11 of the Credit Agreement, (E) failure to close the deposit accounts listed on Schedule 10.14(b) within 30 days after the Closing Date in accordance with Section 10.14 of the Credit Agreement, (F) failure to maintain a Senior Leverage Ratio of less than 4.05 to 1.00 in accordance with Section 11.12.2 of the Credit Agreement and (G) making Capital Expenditures in excess of $379,109 in the current fiscal year, (ii) under and pursuant to section 6 of the Joinder Agreement as a result of the Loan Parties’ (A) failure to consolidate the “ACH Inbound” deposit account with the “Operating” deposit account within 30 days after the Second Amendment Closing Date, (B) failure to deliver a Control Agreement relating to the New Guarantor’s depository institutions within 30 days after the Second Amendment Closing Date, (C) failure to provide Administrative Agent at least 10 Business Days’ notice before filing a Current Report on Form 8-K with the Securities and Exchange Commission on February 10, 2022, an Amended Current Report on Form 8-KA with the Securities and Exchange Commission on February 11, 2022 and a Quarterly Report on Form 10-Q with the Securities and Exchange Commission on March 17, 2022, (D) failure to provide Administrative Agent at least 10 Business Days’ notice before filing a Certificate of Correction with the Secretary of State of Nevada on May 24, 2022, (E) failure to deliver to Administrative Agent evidence of filing a UCC-3 termination statement relating to UCC-1 File No. U210095545525 within 30 days after the Second Amendment Closing Date, and (F) failure to deliver to Administrative Agent a Landlord Agreement relating to 1610 Royal Palm Avenue, Fort Myers, FL 33901 within 10 days after the Second Amendment Closing Date, (iii) under and pursuant to Section 7 of the Joinder Agreement as a result of the Loan Parties’ failure to engage an Industry Consultant on or before February 15, 2022, and (iv) under and pursuant to Section 8 of the Joinder Agreement as a result of the Loan Parties’ failure to provide financial information and projections on or before March 31, 2022 (collectively, the “Existing Defaults”).

2. Acknowledgments.

(a) Acknowledgment of Indebtedness. Each Loan Party acknowledges and agrees that each Loan Party is indebted and liable to Lenders for the following amounts: (A) as of April 30, 2022, principal in the aggregate amount of not less than $22,420,807.21, plus accrued and unpaid interest thereon, with respect to Term Loan A, and not less than $10,062,317.90, plus accrued and unpaid interest thereon, with respect to Term Loan C, each pursuant to the terms and provisions of the Credit Agreement and the Notes; (B) Administrative Agent’s and Lenders’ costs and expenses associated with the Credit Agreement and the Loan Documents; and (C) the attorneys’ fees and costs incurred by Administrative Agent in the preparation, negotiation and finalization of this Agreement and any documents, instruments and agreements related hereto (all of the foregoing amounts together with any other Obligation (as such term is used in the Credit Agreement) are hereinafter collectively referred to as the “Obligations”), all without offset, counterclaims or defenses of any kind. Each Loan Party acknowledges and agrees that the Obligations may not be inclusive of all expenses and costs incurred by Administrative Agent and Lenders and payable by each Loan Party, and that fees, costs, and interest will continue to accrue and be added to the Obligations until the Obligations are paid in full in cash. Administrative Agent reserves the right in its sole and absolute discretion to impose default interest on the unpaid Obligations.

(b) Acknowledgment of Liens and Priority. Each Loan Party acknowledges and agrees that pursuant to the Credit Agreement and the Loan Documents, Administrative Agent holds first priority, perfected security interests in, and Liens upon all of the Collateral of each Loan Party wherever located, now owned or hereafter acquired or arising, subject only to Permitted Liens.

(c) Reaffirmation of Security Interests; Cross-Collateralization. All of the assets and property of each Loan Party pledged, assigned, conveyed, mortgaged, hypothecated or transferred to Administrative Agent pursuant to the Credit Agreement and the Loan Documents, including, without limitation, all Collateral, constitutes security and collateral for all of the Obligations. Each Loan Party hereby grants to Administrative Agent, and reaffirms its prior conveyance to Administrative Agent of, a continuing security interest in, lien on, and charge against all of the Collateral, including, without limitation, in all funds and/or monies contained in any accounts under the control of Administrative Agent. Each Loan Party agrees to promptly execute and deliver to Administrative Agent such additional documentation reasonably deemed necessary or appropriate by Administrative Agent in its sole and absolute discretion, to achieve or more fully effectuate the purpose of this section of this Agreement.

(d) Administrative Agent and Lenders Have No Obligation to Extend Forbearance. Each Loan Party hereby acknowledges and agrees that Administrative Agent and Lenders shall have no actual or implied duty or obligation to extend the forbearance granted to each Loan Party herein beyond the Forbearance Period, that the forbearance granted to each Loan Party herein shall not constitute a custom or course of dealing between Administrative Agent, Lenders and each Loan Party, and that any such extension shall be based upon Administrative Agent’s and Lender’s sole and absolute discretion.

(e) Waiver of Certain Rights. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND EACH LOAN PARTY HEREBY EXPRESSLY WAIVES ALL OF ITS RIGHTS TO: (1) NOTIFICATION BY ADMINISTRATIVE AGENT OF ANY PUBLIC OR PRIVATE SALE OR OTHER INTENDED DISPOSITION OF THE COLLATERAL; AND (2) OBJECT TO ANY PROPOSAL OF ADMINISTRATIVE AGENT TO RETAIN THE COLLATERAL IN SATISFACTION OF THE OBLIGATIONS.

3. Amendments to Credit Agreement.

(a) Section 10.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Public Company Reporting Compliance. Until all Obligations are Paid in Full, the Parent shall file all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable. The Parent (i) has made available to the Administrative Agent through the EDGAR system, which is available on www.sec.gov, true and complete copies of each of the Parent’s SEC Filings, (ii) shall maintain full compliance with the reporting requirements of Section 13 or 15(d) of Exchange Act, as applicable and (iii) will make available to the Administrative Agent through the EDGAR system, which is available on www.sec.gov, true and complete copies of its SEC Filings. The Parent shall ensure that (A) all of its SEC Filings comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder, and (B) the SEC Filings do not contain any untrue statement of material facts or omit to state any material facts required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Parent in accordance with the terms and conditions of the Securities Act and the Exchange Act shall be timely filed, together with all exhibits required to be filed therewith.”

(b) Section 13.1.5(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Failure by any Loan Party or the Parent (as applicable) to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.4, 10.1.6, 10.2, 10.3 (with respect to maintenance of insurance only), 10.6, 10.9, 10.10, 10.11, 10.13, 10.14, 10.16, or ARTICLE XI;”

(c) Section 6(c) of the Joinder Agreement is hereby amended and restated in its entirety to read as follows:

“(c) As soon as practicable and in any event the earlier of (1) the date on which the Company or Parent possesses a final draft of the applicable public filing, and (2) at least ten (10) Business Days (provided, however, that the time period for (i) 10-K filings shall be five (5) Business Days, (ii) 10-Q filings shall be two (2) Business Days and (iii) 8-K filings shall be two (2) Business Days) prior to any public filings, including, without limitation, any filings required to be made pursuant to Section 10.15 of the Credit Agreement, the Company shall provide Administrative Agent and its advisors all materials related to such filing(s), regulatory compliance and related matters, for their review;”

4. Forbearance.

(a) Forbearance Period. Except as otherwise provided in this Section 4, Administrative Agent and Lenders agree to forbear during the Forbearance Period (as defined below) from (i) exercising its rights and remedies under the Credit Agreement and the Loan Documents and applicable law solely due to the Existing Defaults and (ii) requiring compliance with the financial covenants set forth in Section 11.12 of the Credit Agreement. For purposes of this Agreement, the term “Forbearance Period” shall mean the period commencing on the date of this Agreement and ending on the earliest to occur of (A) August 8, 2022, (B) the date on which any other Event of Default occurs or is deemed to have occurred, and (C) any failure by Loan Parties for any reason to comply with any term, condition or provision contained in this Agreement.

(b) Limitations on Forbearance. Notwithstanding the foregoing, the execution, delivery and performance of this Agreement shall not (i) constitute a waiver of the Existing Defaults, which shall be deemed to remain in existence, (ii) impair Administrative Agent’s and Lender’s ability to exercise all or any of its rights and remedies under the Credit Agreement and the Loan Documents or applicable law or in equity at any time after the expiration of the Forbearance Period (all of which rights and remedies Administrative Agent and Lenders hereby expressly reserve), (iii) impair Administrative Agent’s and Lender’s ability during the Forbearance Period or otherwise to enforce payments of principal, interest, costs, expenses, indemnity payments or any other amounts when due or declared due under the Credit Agreement or the Loan Documents, (iv) impair Administrative Agent’s and Lender’s right to debit or set-off against any moneys of the Loan Parties to the extent authorized by the Credit Agreement and the Loan Documents or applicable law, or (v) permit the Loan Parties to depart from strict compliance with the terms of the Credit Agreement or any other Loan Document.

(c) Termination of Forbearance Period. Upon the termination of the Forbearance Period, Administrative Agent’s and Lender’s agreement to forbear as set forth in Section 4(a) hereof shall automatically terminate, and thereafter Administrative Agent and Lenders may exercise any and all of the rights and remedies available to them under the Credit Agreement and the Loan Documents or otherwise under applicable law or in equity.

5. Conditions to Forbearance and Amendments to Credit Agreement. This Agreement shall become effective, the amendments described in Section 3 above and Administrative Agent’s and Lender’s agreement to forbear described in Section 4(a) above shall commence upon receipt by Administrative Agent of evidence of satisfaction of each and every of the following items and conditions, as determined by Administrative Agent in its sole and absolute discretion:

(a) A duly executed and delivered original of this Agreement by the Loan Parties.

(b) A duly executed and completed Compliance Certificate for the Fiscal Quarter ended April 30, 2022.

(c) Payment for all of the attorneys’ fees and costs incurred by Administrative Agent in connection with this Agreement and the matters, documents and transactions related in any way hereto.

(d) Such other certificates, instruments, schedules, exhibits, assignments, agreements, and documents as Administrative Agent may reasonably request, each of which shall be in form and substance satisfactory to Administrative Agent and its counsel.

6. RELEASE BY THE LOAN PARTIES. WITHOUT LIMITING ANY OTHER RELEASE PROVIDED BY THE LOAN PARTIES IN FAVOR OF LENDER GROUP (AS DEFINED BELOW), EACH LOAN PARTY ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER THE LOAN PARTIES, HEREBY UNCONDITIONALLY RELEASES, REMISES, ACQUITS, WAIVES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND EACH LENDER, AND ALL OF THEIR RESPECTIVE PAST AND PRESENT OFFICERS, EMPLOYEES, DIRECTORS, SHAREHOLDERS, ATTORNEYS, AGENTS, REPRESENTATIVES, PARENT CORPORATION, SUBSIDIARIES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “LENDER GROUP”), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, DEBTS, DUES, DAMAGES, PENALTIES, FEES, LOSSES, COSTS, EXPENSES, ATTORNEYS FEES, ACCOUNTS, BONDS, COVENANTS, CONTRACTS, AGREEMENTS, PROMISES, WARRANTIES, GUARANTEES, REPRESENTATIONS, LIENS, JUDGMENTS, AWARDS, CLAIMS, CROSS CLAIMS, COUNTERCLAIMS, LIABILITIES, DEFENSES, DEMANDS, AND ANY CLAIMS FOR AVOIDANCE OR OTHER REMEDIES WHATSOEVER AVAILABLE TO EACH LOAN PARTY, OR ITS SUCCESSORS OR ASSIGNS, WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE OR RESULTING FROM ANY ASSIGNMENT, IF ANY, AT LAW OR IN EQUITY (COLLECTIVELY REFERRED TO AS “CLAIMS”), WHICH EACH LOAN PARTY EVER HAD OR NOW HAS, CLAIMS TO HAVE HAD, NOW CLAIMS TO HAVE OR HEREAFTER CAN, SHALL OR MAY CLAIM TO HAVE AGAINST LENDER GROUP (OR ANY PART THEREOF), FOR OR BY REASON OF ANY CAUSE, MATTER, OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, AGREEMENTS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE LOAN PARTIES PRIOR TO THE DATE HEREOF, OTHER THAN SOLELY FOR, IF ANY, LENDER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED IN A NON-APPEALABLE PROCEEDING BY A COURT OF COMPETENT JURISDICTION.

EACH LOAN PARTY WARRANTS AND REPRESENTS THAT IT HAS NOT ASSIGNED, PLEDGED, HYPOTHECATED AND/OR OTHERWISE DIVESTED ITSELF AND/OR ENCUMBERED ALL OR ANY PART OF THE CLAIMS BEING RELEASED HEREBY AND THAT EACH LOAN PARTY HEREBY AGREES TO JOINTLY AND SEVERALLY INDEMNIFY AND HOLD HARMLESS ANY AND ALL OF LENDER GROUP AGAINST WHOM ANY OF THE CLAIMS SO ASSIGNED, PLEDGED, HYPOTHECATED, DIVESTED AND/OR ENCUMBERED IS ASSERTED. THIS PROVISION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

Each Loan Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against the Lender Group under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which each Loan Party or the Lender Group does not know or suspect to exist as of the date hereof. Each Loan Party hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Agreement (and without which this Agreement would not have been agreed to by Lender).

7. Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery of this Agreement, that: (a) this Agreement and the actions on each Loan Party’s part contemplated hereby have been duly approved by all requisite limited liability company action or corporate action, as applicable, on the part of each Loan Party; (b) this Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligations of each Loan Party, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights and remedies generally; (c) the execution, delivery and performance of this Agreement does not and will not violate or conflict with any provision of any Loan Party’s certificate of formation, operating agreement, limited liability company agreement or bylaws, as applicable, in effect on the date hereof, or any material contracts or agreements to which any Loan Party is a party or by which any of such Loan Party’s assets are bound; (d) as of the date hereof, no Loan Party has any defense, setoff, claim, counterclaim, or cause of action of any nature whatsoever, with respect to the Obligations, the Credit Agreement or the Loan Documents; (e) this Agreement does not effect, and no agreement, compromise or settlement of any kind has been reached with Administrative Agent and Lenders regarding, a restructuring, amendment or modification of all or any portion of the Obligations, the Credit Agreement or the Loan Documents, and no such agreement shall exist or be deemed to exist unless and until Lender and the Loan Parties execute and deliver complete documentation setting forth the terms of any such restructuring, amendment, or modification; and (f) ADMINISTRATIVE AGENT AND LENDER HAVE MADE NO COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO EXTEND THE TERM OF THE FORBEARANCE PERIOD. The execution and delivery of this Agreement by Administrative Agent and Lenders and their performance under or pursuant to this Agreement, does not and shall not create, result in, or provide the Loan Parties with any defense, setoff, claim, counterclaim, or cause of action of any nature whatsoever, with respect to the Obligations or any of the Loan Documents. Each Loan Party further hereby represents and warrants to Administrative Agent that the representations and warranties of each Loan Party contained in the Credit Agreement and the Loan Documents, as amended, supplemented and modified, are true, correct and complete in all material respects (without duplication of any materiality qualifier, if and as applicable) on and as of the date hereof except to the extent that such representations expressly related (i) to existence of a default or event of default under the Loan Documents or any material agreement, but in each case solely as a result of the Existing Defaults, (ii) solely to an earlier date, in which case such representations were true and correct in all material respects (without duplication of any materiality qualifier, if and as applicable) on and as of such earlier date, and (iii) to the extent that such representation was true on the date of the Credit Agreement and is untrue on the date hereof solely as a result of an action or inaction by a Loan Party that is permitted by the Credit Agreement. Each Loan Party further represents and warrants to Administrative Agent that no Default or Event of Default exists other than the Existing Defaults. Each Loan Party acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Agreement.

8. Additional Acknowledgments. To induce Administrative Agent and Lenders to enter into this Agreement, each Loan Party acknowledges and confirms that: (i) the Credit Agreement and all of the Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects; and (ii) Administrative Agent and Lenders have no obligation, and has made no commitment, to modify or amend the Credit Agreement or the Loan Documents.

9. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in the form and manner specified in the Credit Agreement. The parties agree that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

10. Binding Agreement. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, no Loan Party may assign this Agreement or any of such Loan Party’s rights, responsibilities or obligations hereunder without Administrative Agent’s prior written consent and any prohibited assignment shall be absolutely void and of no force and effect.

11. Construction; No Defenses. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Administrative Agent and Lenders, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. Each Loan Party acknowledges that each Loan Party has thoroughly read and reviewed the terms and provisions of this Agreement, and that such terms and provisions are clearly understood by each Loan Party and have been fully and unconditionally consented to by each Loan Party with the full benefit and advice of counsel chosen by each Loan Party.

12. Rights Cumulative. Each of Administrative Agent’s and Lender’s rights and remedies under this Agreement are and shall be cumulative. Administrative Agent and Lenders shall have all rights and remedies under the Credit Agreement, the Loan Documents, the Uniform Commercial Code as adopted in the State of New York (or any other applicable jurisdiction), at law or in equity. No exercise by Administrative Agent or Lender of one right or remedy shall be deemed an election, and no waiver by Administrative Agent or Lender of any default on any Loan Party’s part shall be deemed a continuing waiver. No delay by Administrative Agent or Lender shall constitute a waiver, election or acquiescence by it.

13. Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations hereunder.

14. Entire Agreement. This Agreement cannot be changed, amended, modified or terminated orally. This Agreement, the Credit Agreement and the Loan Documents represent the entire agreement of Administrative Agent, Lenders and the Loan Parties with respect to the matters described herein and therein, and may only be amended or modified by a writing signed by Administrative Agent, Lenders and the Loan Parties.

15. Conflict With Credit Agreement or Loan Documents. If any provision of this Agreement conflicts with any provision of the Credit Agreement or the Loan Documents, the provisions of this Agreement shall prevail.

16. Counterparts; Headings; Recitals. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which when taken together shall together constitute one and the same instrument. A signature hereto sent or delivered by PDF, facsimile or other electronic transmission shall be as legally effective and binding as a signed original for all purposes. The titles and headings in this Agreement have no substantive meaning and are solely for the convenience of the parties. The Recitals hereto are hereby incorporated into this Agreement by this reference thereto.

17. Bankruptcy/Relief from Automatic Stay. If any case is commenced by or against any Loan Party under any chapter of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), each Loan Party hereby agrees that Administrative Agent and Lenders and/or their respective nominee(s) or assignee(s) are entitled to, and each Loan Party hereby waives any objections to, immediate relief from any stay imposed by Section 362 or 105 of the Bankruptcy Code or otherwise or against the exercise of the rights and remedies otherwise available to Administrative Agent and Lenders and/or respective nominee(s) or assignee(s) as provided in this Agreement and as otherwise provided by law. Upon the occurrence of any of the events described in this Section, each Loan Party covenants and agrees to take any action deemed necessary, desirable or convenient by Administrative Agent and Lenders and/or its nominee(s) and assignee(s) to enable Administrative Agent and Lenders and/or respective nominee(s) and assignee(s) to continue to exercise its rights and remedies under this Agreement.

18. Indemnification. If, after receipt of any payment of all or any part of the Obligations, Lender is compelled to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the Credit Agreement and the Loan Documents shall continue in the full force and effect, and each Loan Party shall be liable for, and shall jointly and severally indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this section shall survive the termination of this Agreement and the Credit Agreement and the Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of the Notes, the release of any lien, security interest, mortgage, assignment or other encumbrance securing the Obligations or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation of the Notes, release of any such encumbrance or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

19. Tolling; Revival of Obligations. Any and all statute of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that Administrative Agent or Lender may have against the Loan Parties or any Person related to the Loan Parties (collectively, the “Forbearance Period Statutes of Limitation”) will be tolled during the Forbearance Period. Each Loan Party waives any defense it may have against Administrative Agent and Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period. If all or any part of any payment under or on account of the Credit Agreement, the other Loan Documents, this Agreement or any agreement, instrument or other document executed or delivered by any Loan Party in connection with this Agreement is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person or entity pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Loan Parties in respect thereof would be immediately and automatically revived without the necessity of any action by Administrative Agent or Lender.

20. Governing Law. This AGREEMENT AND EVERY OTHER LOAN DOCUMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AGREEMENT or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

21. JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF NEW YORK COUNTY, THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; OR, IF THE ADMINISTRATIVE AGENT INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT SHALL INITIATE OR TO WHICH THE ADMINISTRATIVE AGENT SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT OTHERWISE HAS JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS IN ADVANCE TO THE JURISDICTION OF SUCH COURTS IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY THE ADMINISTRATIVE AGENT TO ANY OF SUCH COURTS, HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH LOAN PARTY AT THE ADDRESS SET FORTH IN SECTION 15.3 OF THE CREDIT AGREEMENT. EACH LOAN PARTY WAIVES ANY CLAIM THAT ANY COURT HAVING SITUS IN NEW YORK COUNTY, NEW YORK, IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD ANY LOAN PARTY, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE PERIOD OF TIME PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH LOAN PARTY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE ADMINISTRATIVE AGENT AGAINST SUCH LOAN PARTY AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR THE LOAN PARTIES SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY THE ADMINISTRATIVE AGENT, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY THE ADMINISTRATIVE AGENT, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, duly authorized officers of each of the undersigned have executed this Forbearance Agreement and Third Amendment to Credit Agreement as of the date first written above.

COMPANY:

T3 COMMUNICATIONS, INC., a Nevada corporation, as the Company

By:
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

Signature Pages to Forbearance Agreement and Third Amendment to Credit Agreement

GUARANTORS:

T3 COMMUNICATIONS, INC., a Florida corporation

By:
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

SHIFT8 NETWORKS, INC., a Texas Corporation

By:
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

NEXOGY, INC., a Florida corporation

By:
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

NEXT LEVEL INTERNET, INC., a California corporation

By:
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

POST ROAD ADMINISTRATIVE LLC

By:
Name:	Michael Bogdan
Title:	Authorized Signatory

LENDERS:

POST ROAD SPECIAL OPPORTUNITY FUND II LP

By:
Name:	Michael Bogdan
Title:	Authorized Signatory

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